                                                                    EXHIBIT 24.1


                             DIRECTOR AND OFFICER OF
                              ROADWAY EXPRESS, INC.
                             AND ROADWAY CORPORATION

                   AMENDED REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Roadway Express, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, James D. Staley, J. Dawson Cunningham and John J. Gasparovic, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $.01 per share (and following the merger, the common stock, $.01 par value, of Roadway Corporation), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


                         EXECUTED as of July 10, 2001.



                             /s/ Michael W. Wickham
                   -----------------------------------------
                               Michael W. Wickham
               Chairman of the Board and Chief Executive Officer*


* Relates to Mr. Wickham's capacity both (i) as a director and officer of Roadway Express, Inc. prior to the merger of Roadway Merger Corp. into Roadway Express, Inc. and (ii) as a director and officer of Roadway Corporation thereafter.


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                                   OFFICER OF
                              ROADWAY EXPRESS, INC.
                             AND ROADWAY CORPORATION

                   AMENDED REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Roadway Express, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, James D. Staley, J. Dawson Cunningham and John J. Gasparovic, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $.01 per share (and following the merger, the common stock, $.01 par value, of Roadway Corporation), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED as of July 13, 2001.



                            /s/ J. Dawson Cunningham
                  -------------------------------------------
                              J. Dawson Cunningham
              Executive Vice President and Chief Financial Officer*


* Relates to Mr. Cunningham's capacity both (i) as an officer of Roadway Express, Inc. prior to the merger of Roadway Merger Corp. into Roadway Express, Inc. and (ii) as an officer of Roadway Corporation thereafter.

                                   OFFICER OF
                              ROADWAY EXPRESS, INC.
                             AND ROADWAY CORPORATION

                   AMENDED REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Roadway Express, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, James D. Staley, J. Dawson Cunningham and John J. Gasparovic, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $.01 per share (and following the merger, the common stock, $.01 par value, of Roadway Corporation), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED as of July 10, 2001.



                               /s/ James D. Staley
                       ---------------------------------
                                 James D. Staley
                     President and Chief Operating Officer*


* Relates to Mr. Staley's capacity both (i) as an officer of Roadway Express, Inc. prior to the merger of Roadway Merger Corp. into Roadway Express, Inc. and (ii) as an officer of Roadway Corporation thereafter.

                                   DIRECTOR OF
                              ROADWAY EXPRESS, INC.
                             AND ROADWAY CORPORATION

                   AMENDED REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


                  The undersigned director and/or officer of Roadway Express, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, James D. Staley, J. Dawson Cunningham and John J. Gasparovic, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $.01 per share (and following the merger, the common stock, $.01 par value, of Roadway Corporation), and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED as of July 10, 2001.



                         [Signatures on following page.]

         /s/ Frank P. Doyle                        /s/ Phillip J. Meek
-------------------------------------     -------------------------------------
         Frank P. Doyle                            Phillip J. Meek
            Director*                                 Director*


         /s/ John F. Fiedler                       /s/ Carl W. Schafer
--------------------------------------    -------------------------------------
         John F. Fiedler                           Carl W. Schafer
            Director*                                 Director*


         /s/ Dale F. Frey                          /s/ Sarah Roush Werner
-----------------------------------       -------------------------------------
         Dale F. Frey                              Sarah Roush Werner
            Director*                                 Director*

* Relates to the capacity of each above signed director both (i) as a director of Roadway Express, Inc. prior to the merger of Roadway Merger Corp. into Roadway Express, Inc. and (ii) as a director of Roadway Corporation thereafter.